UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2026

AquaBounty Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ayer Road, Suite 4, Harvard, Massachusetts

(Address of principal executive offices)

01451

(Zip Code)

978-648-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 11, 2026, AquaBounty Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell an aggregate of 1,269,509 shares of its common stock, par value $0.001 per share (the “Common Stock”), pre-funded warrants to purchase an aggregate of 67,706 shares of Common Stock (the “Pre-Funded Warrants”), and the 67,706 shares of Common Stock underlying the Pre-Funded Warrants (the “Pre-Funded Warrant Shares” and, together with the Pre-Funded Warrants and the Common Stock, the “Offering Securities”), at an offering price of $0.86 per share of Common Stock or $0.859 per Pre-Funded Warrant, as applicable, in a registered direct offering (the “Offering”).

The Offering is being made pursuant to a prospectus supplement (the “Prospectus Supplement”) to the Company’s shelf registration statement on Form S-3 (Registration No. 333-292411), which was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on January 12, 2026 (the “Registration Statement”).

The Offering is expected to close on February 13, 2026, subject to customary closing conditions. The Company is expected to receive aggregate gross proceeds from the Offering of approximately $1,150,000, before deducting fees to the Placement Agent (as defined below) and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Pre-Funded Warrants are exercisable immediately upon issuance, at an exercise price of $0.001 per share, and will remain exercisable until exercised in full. The Pre-Funded Warrants do not expire and contain customary beneficial ownership limitations and other standard provisions. The shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”) are included in the Registration Statement.

The Securities Purchase Agreement contains customary representations, warranties, covenants, and other agreements of the Company and the Purchasers. The foregoing description is only a summary and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement and the form of Pre-Funded Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the opinion and consent of FBT Gibbons LLP, as legal counsel to the Company, regarding the legality of the issuance and sale of the Offering Securities, is filed as Exhibit 5.1 and Exhibit 23.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and does not constitute a solicitation of an offer to buy such securities in any jurisdiction where such offer or sale would be unlawful.

Placement Agency Agreement

In connection with the Offering, on February 11, 2026, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Univest Securities, LLC (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent to act as its exclusive placement agent on a reasonable best efforts basis. Under the Placement Agency Agreement, the Company has agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds received by the Company in the Offering and to reimburse certain of the Placement Agent’s expenses, including legal fees, in an amount not to exceed $30,000.

The Placement Agency Agreement includes customary representations, warranties, indemnification obligations, and closing conditions. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the anticipated use of proceeds from the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, its Current Reports on Form 8-K and the Prospectus Supplement relating to the Offering. These documents contain important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K, except as required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Pre-Funded Warrant
5.1	Opinion of FBT Gibbons LLP
10.1*	Form of Securities Purchase Agreement dated February 11, 2026
10.2	Placement Agency Agreement dated February 11, 2026, between the Company and Univest Securities. LLC
23.1	Consent of FBT Gibbons LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
*	Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)

Date: February 12, 2026	/s/ David A. Frank
David A. Frank
Interim Chief Executive Officer, Chief Financial Officer and Treasurer